Exhibit 10.22

12/4/07PR

AMENDMENT/VARIATION OF A PRODUCTION RIGHT

Granted in terms of section 102 of the Mineral and Petroleum Resources Act, 2002

(Act No. 28 of 2002)

12/4/07PR

Protocol No: 75 /2024

NOTARIAL DEED OF AMENDMENT/VARIATION OF A PRODUCTION RIGHT

GRANTED IN TERMS OF SECTION 102 OF THE MINERAL AND PETROLEUM RESOURCES DEVELOPMENT ACT, 28 OF 2002

BE IT HEREBY MADE KNOWN:

That on this 15th day of March in the year 2024, before me, ROBYN AMY GESWINDT, Notary Public, duly sworn and admitted, residing and practising in the Republic of South Africa in the Gauteng Province of South Africa, and in the presence of the undersigned witnesses, personally came and appeared:

DR TSHEPO MOKOKA

the acting Chief Executive Officer and in his capacity and the duly authorised representative of the South African Agency for Promotion of Petroleum Exploration and Exploitation SOC Limited (hereinafter referred to as the “Agency”); (Registration number: 1999/015715/30), he being duly authorised thereto under and by virtue of a Power of Attorney granted by the Director-General of the Department of Mineral Resources and Energy at Pretoria on the 26th day of January in the year 2024 in terms of the powers delegated by the Minister of Mineral Resources and Energy (“Grantor”) in terms of section 103(1) of the Mineral and Petroleum Resources Development Act 28 of 2002 (“the Act”), which Power of Attorney has this day been exhibited to me, the Notary, and now remains filed of record in my Protocol; and

WILL FRITZ

in his capacity as the company's Legal Counsel, and as such, the duly authorised representative of Tetra4 Proprietary Limited, Identification/Registration number:

2005/012157/07

(hereinafter together with his/her/its successors in title and assigns referred to as “the Holder”), the said representative being duly authorised thereto under and by virtue of a resolution of directors of the Holder, signed or passed at Johannesburg on the 21st day of February in the year 2024 which certified copy of the resolution has this day been exhibited to me, the notary, and remain filed on record in my protocol with the minutes hereof.

12/4/07PR

THE GRANTOR AND THE HOLDER DECLARED THAT:

WHEREAS	The State is the custodian of the nation's mineral and petroleum resources in terms of section 3 of the Act;

AND WHEREAS	in terms of clause 30 of the Production Right, the terms of the right may not be amended/varied without the written consent of the Grantor in terms of section 102 of the Act;

AND WHEREAS

clause 5.1.3 of the Production Right confers upon the Holder the exclusive right to “own, use, produce, remove, take in kind, lift, transport (via pipelines, tanks, ships or otherwise), export and dispose of any petroleum, including by-products found in the Production Area whether within or outside of the State at prices obtained by the Holder”;

AND WHERES	neither the Act nor the Production Right define or specify what “by-products” of petroleum are;

AND WHERES

the Holder commissioned a technical study to provide a scientifically proven natural process that led to the formation of “Helium”. This study supports the: (i) accepted argument on the nature and processes that lead to the occurrence of “Helium”;
(ii) fact that “Helium” on earth is mainly found in association with natural gas; and (iii) notion of “Helium” being classified as a by-product of petroleum and natural gas since it can only be separated from natural gas through the application of cryogenic technology at the surface of the earth and is produced as secondary product to natural gas for which the Production Right has been granted;

AND WHERES	the Holder has applied to amend the Production right by including “Helium” as a by-product of petroleum/natural gas under clause 5.1.3 of the Production Right; and

AND WHERES	the Grantor has granted consent for the amendment/variation to the Holder in terms of section 102 of the Act. A copy of the Consent letter is attached hereto as Annexure A.

NOW THEREFORE THESE PRESENTS WITNESS:

The Grantor hereby grants the variation/amendment of the Production Right executed on the 20th day of September in the year 2012 under Protocol Number 263/2012, registered in the Mineral and Petroleum Titles Registration Office under MPT Number 15/2013, in respect of:

Certain: farms/areas set out in Annexure A to the Production Right

12/4/07PR

Situated: in the magisterial districts of Ventersburg, Welkom, Odendaalsrus, in the Province of Free State

Measuring: 187427,2189 (one hundred and eighty-seven thousand four hundred and twenty-seven comma two one eight nine) hectares in extent

Is hereby amended/varied by the:

(1)
Inclusion of “Helium” as a by-product of petroleum/natural gas under clause 5.1.3 of the Production Right, so as to amend clause 5.1.3 of the Production Right to read as follows:

“Without derogating from the Holder's rights and obligations in terms of this Production Right and Sections 5 and 86 of the Act, the Holder shall have the: exclusive right to own, use, produce, remove, take in kind, lift, transport (via pipelines, tank ships or otherwise), export and dispose of any Petroleum, including by-products (including but not limited to Helium), found in the Production Area, whether within or outside of the State, at prices obtained by the Holder”.

Thus done and signed at Sandton on the 15th day of March in the year 2024 in the presence of the undersigned witnesses.

AS WITNESS:

For and on behalf of the Grantor

AS WITNESS:

12/4/07PR